Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amendment to the Annual Report on Form 10-K/A of Rackspace Hosting, Inc. for the year ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof, which amends the Annual Report on Form 10-K originally filed on March 2, 2009 (together, the “Report”), A. Lanham Napier, as Principal Executive Officer of Rackspace Hosting, Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Rackspace Hosting, Inc.

Date: April 13, 2009	By:	/s/ A. Lanham Napier
A. Lanham Napier
Chief Executive Officer, President and Director (Principal Executive Officer)

In connection with the amendment to the Annual Report on Form 10-K/A of Rackspace Hosting, Inc. for the year ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof, which amends the Annual Report on Form 10-K originally filed on March 2, 2009 (together, the “Report”), Bruce R. Knooihuizen , as Principal Financial Officer of Rackspace Hosting, Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Rackspace Hosting, Inc.

Date: April 13, 2009	By:	/s/ Bruce R. Knooihuizen
Bruce R. Knooihuizen
Chief Financial Officer, Senior Vice President and Treasurer (Principal Financial and Accounting Officer)